UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Rittenhouse Circle
Bristol, Pennsylvania	19007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (215) 826-2800

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 1, 2004, StoneMor Partners L.P. (the “Partnership”) confirmed its intention to pay its initial quarterly distribution and announced that it will hold an investors’ conference call to review its third quarter 2004 financial results.

Attached as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is the press release issued by the Partnership on November 1, 2004.

Item	9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release of the Partnership issued November 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC,
its General Partner

Date: November 1, 2004	By:	/S/ LAWRENCE MILLER

	Name:	Lawrence Miller
	Title:	Chief Executive Officer, President and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release of the Partnership issued November 1, 2004.